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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): OCTOBER 22, 1998



                        WEATHERFORD INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)


         DELAWARE                        1-13086                         04-2515019
(State of Incorporation)          (Commission File No.)     (I.R.S. Employer Identification No.)
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5 POST OAK PARK, SUITE 1760,
        HOUSTON, TEXAS                                               77027-3415
(Address of Principal Executive Offices)                              (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 297-8400


                             EVI WEATHERFORD, INC.
         (Former Name or Former Address, if Changed Since Last Report)

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                        EXHIBIT INDEX APPEARS ON PAGE 4
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ITEM 5.   OTHER EVENTS

EARNINGS RELEASE

         On October 22, 1998, Weatherford International, Inc., a Delaware corporation (the "Company"), announced its earnings for the quarter ended
September 30, 1998. A copy of the press release announcing the Company's earnings for the quarter ended September 30, 1998, is filed as Exhibit 99.1 and is hereby incorporated herein by reference.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         99.1 Press release of the Company dated October 22, 1998, announcing the Company's earnings for the quarter ended September 30, 1998.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      WEATHERFORD INTERNATIONAL, INC.



Dated: October 22, 1998                   /s/ Frances R. Powell
                                      -----------------------------------------
                                              Frances R. Powell
                                         Vice President, Accounting
                                               and Controller



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                               INDEX TO EXHIBITS


Number                                      Exhibit
------                                      -------

 99.1 Press release of the Company dated October 22, 1998, announcing the Company's earnings for the quarter ended
                 September 30, 1998.



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